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                                                                   EXHIBIT 10.10

                      FORM OF OPERATING MANAGEMENT OPTION

                     GREEN MOUNTAIN ENERGY RESOURCES L.L.C.

                 Operating Management Interest Option Agreement

     This Operating Management Interest Option Agreement (the "Agreement") is entered into by and between Green Mountain Energy Resources L.L.C., a Delaware limited liability company (the "Company"), and _______________________________ (the "Participant"). The Company and the Participant agree as follows:

     1. Grant of Interest Option. Pursuant to a duly adopted resolution of the Management Committee on August 6, 1997 (the "Date of Grant"), the Company hereby grants to the Participant, upon and subject to the terms and conditions set forth below an option (the "Interest Option") to acquire from the Company an Interest described on Exhibit A hereto at an exercise price equal to $450,000.00 per whole percentage point (1%) Interest (the "Option Price"). Any terms, when used in this Agreement with initial capital letters but not defined herein, have the same meanings as in the Operating Agreement of the Company dated as of August 6, 1997 (the "Operating Agreement").

     2. Time of Exercise. The Interest Option may be exercised, in whole or in part, as set forth on Exhibit A, according to the following schedule:

            Percentage
            Exercisable                           Dates
            -----------                           -----

                20%             Immediately

                20%             On the first anniversary of the Date of Grant

                20%             On the second anniversary of the Date of Grant

                20%             On the third anniversary of the Date of Grant

                20%             On the fourth anniversary of the Date of Grant

          Notwithstanding the foregoing schedule, in the event of a Change of Control or a threatened Change of Control, all of the unexercised portion of this Interest Option will become immediately exercisable, and the right of the Participant to exercise the Interest Option as to such unexercised portion will continue for the entire term described in Section 3 below, regardless of whether the Participant's employment with the Company terminates before the expiration of such term. Whether a Change of Control is threatened will be determined solely by the Management Committee. In addition, the dates set forth in the foregoing schedule, shall be accelerated (with the next date to occur being first accelerated), and this Interest Option will
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become immediately exercisable, to the extent necessary, taking into account any portion hereof then exercisable and any Interest previously acquired upon the exercise hereof, to enable the Participant to exercise its rights under Section
5.05 of the Operating Agreement.

          The unexercised portion of the Interest Option from one annual period may be carried over to a subsequent annual period or periods, and the right of the Participant to exercise the Interest Option as to such unexercised portion will continue for the entire term described in Section 3 below, subject to the provisions of Sections 9 and 10 below.

          All of the unexercised portion of this Interest Option will become immediately exercisable on the date six months after consummation of an Initial Public Offering, and the right of the Participant to exercise the Interest Option as to the unexercised portion shall continue for the balance of the term specified in Section 3 below subject to the provisions of Section 9 and 10 below.

          In no event may the Interest Option be exercised in whole or in part, however, after the expiration of such term.

     3. Term. The Interest Option will expire and all rights under this Agreement will terminate on the fifth anniversary of the Date of Grant.

     4. Restrictions on Exercise. The Interest Option may not be exercised in whole or in part if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Interest Option, has not been obtained or secured.

     5. Manner of Exercise. The Interest Option may be exercised by written notice to the Company of the Interest being purchased and the Option Price to be paid, accompanied by full payment of the Option Price in cash or by check acceptable to the Company. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any issuance of the Interest upon exercise.

     6.   Transferability of Interest Options.  Except as contemplated by
Section 9, this Interest Option may not be transferred by the Participant without the consent of the Company.

     7. Rights as Member. Neither the Participant nor any of the Participant's beneficiaries will be deemed to have any rights as a Member until exercise of this Interest Option and payment of the Option Price.

     8. Adjustments. The Interest covered by the Interest Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in Exhibit A.

     9. Rights in Event of Death or Termination of Employment as a Result of Disability of Participant. If the Participant dies or terminates employment as a result of disability prior to termination of the Participant's rights to exercise the Interest Option, any
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unexercised portion of the Interest Option will become immediately exercisable and may be exercised, subject to all conditions of this Agreement, until the expiration of the term set forth in Section 3. In the event of the death of the Participant, the Interest Option may be exercised by the Participant's estate or a person who acquired the right to exercise the Interest Option as an heir, legatee, devisee or distributee or by reason of the death of the Participant; provided, however, that no such exercise shall be effective until the party exercising the Interest Option shall have delivered to the Company a counterpart signature page to the Operating Agreement. In the event of the death or disability of the Participant, the Interest Option and any Interest previously acquired upon the exercise thereof shall be subject to purchase by the Company at the Company's option, for a purchase price equal to the fair market value thereof, payable in cash. Any portion of the Participant's Interest Option not purchased shall continue to be exercisable for the balance of the term specified in Section 3. For purposes of this Interest Option, the Management Committee will have sole discretion to determine whether termination of a Participant's employment has occurred as a result of "disability" (as herein defined), and the term "disability" shall have the meaning specified in any employment agreement between the Participant and the Company, and in the absence of any such employment agreement shall have the meaning specified by Company policy. In no event may the Interest Option be exercised after the expiration date set forth in Section 3. For purposes of this Interest Option, the term "fair market value" of an Interest or Interest Option shall mean a value determined by agreement of the Company and the Participant of such Interest or Interest Option, and in the absence of such agreement a value determined by an independent appraiser chosen by the Company and reasonably acceptable to the Participant as the price that would be paid and accepted by a willing buyer and a willing seller, respectively, each under no compulsion to purchase or sell, in an arm's-length purchase and sale transaction without regard to any minority interest's lack of control or similar discount.

     10. Rights in Event of Termination of Employment Other Than as a Result of Death or Disability. With respect to a Participant who is an employee of the Company on the Date of Grant, if the Participant ceases to be employed by the Company, other than as a result of death or disability, such Participant's rights in respect of the Interest Option and any Interest acquired upon the exercise thereof shall be as follows:

          a. Termination for Cause. If a Participant's employment with the Company is terminated by the Company for "cause" (which in the case of a Participant party to an employment agreement with the Company shall have the meaning specified therein), the Interest Option shall thereupon terminate automatically, and any Interest previously acquired upon the exercise thereof shall be subject to purchase by the Company at the Company's option, for a purchase price equal to the lesser of the exercise price paid by the Participant to acquire such Interest and the fair market value of such Interest, payable in cash.

          b. Voluntary Termination. If a Participant terminates his or her employment voluntarily under circumstances not covered by Section 10.d., the portion of the Interest Option not then exercisable shall terminate automatically, and the portion of the Interest Option then exercisable and any Interest previously acquired upon the exercise thereof shall be subject to purchase by the Company at the Company's option,
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     for a purchase price equal to the fair market value thereof, payable in cash; provided, however, that for purposes of this Section 10.b., if a Participant terminates his or her employment prior to the first anniversary of the Date of Grant, no portion of the Interest Option shall be considered then exercisable, and any Interest previously acquired upon the exercise thereof shall be subject to purchase by the Company at the Company's option, for a purchase price equal to the lesser of the exercise price paid by the Participant to acquire such Interest and the fair market value of such Interest, payable in cash.

          c. Termination Without Cause. If a Participant's employment with the Company is terminated by the Company other than for "cause" (as described above), the portion of the Interest Option not then exercisable shall terminate automatically, and the portion of the Interest Option then exercisable and any Interest previously acquired upon the exercise thereof shall be subject to purchase by the Company at the Company's option for a purchase price equal to the fair market value thereof, payable in cash; provided, however, that for purposes of this Section 10.c., if a Participant's employment with the Company is terminated by the Company without cause prior to the first anniversary of the Date of Grant, the portion of the Interest that would have become exercisable on the first anniversary of the Date of Grant shall be considered then exercisable. Any portion of the Participant's Interest Option not forfeited or purchased shall continue to be exercisable for the balance of the term specified in
     Section 3.

          d. Voluntary Termination with Good Reason. If a Participant who is party to an employment agreement with the Company terminates his or her employment with good reason (as such term shall be defined in such employment agreement), such termination will be treated as a termination without cause and governed by the provisions of Section 10.c. Any portion of the Participant's Interest Option not forfeited or purchased by the Company under Section 9 or under subsections (c) or (d) of this Section 10 shall continue to be exercisable for the balance of the term specified in
     Section 3. The Company's right to purchase a Participant's Interest or Interest Option under Section 9 or subsections (c) or (d) of this Section 10 shall terminate, as to any Interest transferred by the Participant on the exercise of such Participant's rights provided for in Section 5.05 of the Operating Agreement ("5.05 Rights"), on the date of the transaction entitling the Participant to such 5.05 Rights.

          e.  Notices, etc.  Any purchase right described in Section 9 or this
     Section 10 may be exercised by the Company by delivery of written notice thereof (the "Option Notice") within 90 days of the effectiveness of such right (the "Option Exercise Period"). Any such right not duly exercised within the applicable Option Exercise Period shall thereafter terminate. The Option Notice shall state that the Company has elected to exercise such purchase right and the Interests with respect which the right is being exercised. The Company may assign its purchase rights (in whole or in part) to any third party, who shall to the extent of the assignment perform all obligations of the Company under this Section 10. Notwithstanding such assignment, the Company shall remain liable for all obligations of the Company under this Section 10.
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          f.  Closing.  The closing of any purchase and sale of Interests pursuant to the exercise of any right granted pursuant to Section 9 or this
     Section 10 shall take place at the principal office of the Company as soon as reasonably practicable and in no event later than 30 days after termination of the applicable Option Exercise Period, or at such other time and location as the parties to such purchase may mutually determine. In the event the price of any Interest to be purchased is specified to be fair market value, such fair market value shall be determined as of the date such right becomes effective. At the closing of any purchase and sale of Interests pursuant to this Section 10, the owner of the Interest to be sold shall deliver to the Company an instrument of assignment assigning the Interest to be purchased by the Company free and clear of any lien or encumbrance, and the Company shall pay to such holder the purchase price therefor by certified or bank check or wire transfer of immediately available funds. The delivery of such an instrument of assignment by any Person selling an Interest pursuant to Section 9 or this Section 10 shall be deemed a representation and warranty by such Person that: (i) such Person has full right, title and interest in and to such Interest; (ii) such Person has all necessary power and authority and has taken all necessary action to sell such Interest as contemplated; and (iii) such Interest is free and clear of any and all liens or encumbrances.

          g. Time Period. Any right of the Company to purchase any Interest or Interest Option which is only exercisable at fair market value shall expire upon consummation of an Initial Public Offering.

     11. Registration. Promptly after the consummation of an Initial Public Offering, the Company will take all reasonable steps to register the Interest Option, and the Interests issued or issuable upon exercise thereof, pursuant to the Securities Act of 1933, as amended (the "Securities Act").

     12. Interest Purchased for Investment. The Participant, by accepting the Interest Option, represents, warrants, covenants and agrees on behalf of the Participant and the Participant's heirs, legatees, devisees or distributees that the Interest acquired upon the exercise of the Interest Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Interest Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the Interest is being acquired in good faith for investment and not for resale or distribution. The Participant shall furnish or execute such documents as the Company in its discretion deems necessary to (a) evidence such exercise of the Interest Option, (b) determine whether registration is then required under the Securities Act, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act, or any other federal, state or local law, as then in effect.

     13. Notices. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to it at its principal office, Box 2206, 25 Green Mountain Drive, South Burlington, Vermont 05402-2206, attention of the
Secretary.  Each notice to the Participant or other person or persons then
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entitled to exercise the Interest Option will be addressed to the Participant or such other person or persons at the Participant's address specified below.
Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     14. Employment. This Agreement does not confer upon the Participant any right to be employed or to continue in the employ of the Company, nor does it in any way interfere with the right of the Company to terminate the employment of the Participant at any time.

     15. No Obligation to Exercise Interest Option. This Agreement does not impose any obligation upon the Participant to exercise the Interest Option.

     16. Amendments. The Management Committee may, without the consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Interest Option may be exercised, to extend the term described in Section 3 above, to waive any other condition or restriction applicable to the Interest Option or to the exercise of the Interest Option, to reduce the Option Price and to make any other change not adverse to the interests of the Participant without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     17. Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of Vermont, except as to matters of corporate law, which will be governed by the laws of the State of Delaware.
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     IN WITNESS WHEREOF, the Company and the Participant have executed this
Agreement as of the 6th day of August, 1997.

                                GREEN MOUNTAIN ENERGY RESOURCES
                                  L.L.C.


                                By:
                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------


                                PARTICIPANT:



                                ------------------------------------------------
                                Signature

                                ------------------------------------------------
                                Print Name

                                Social Security Number
                                                      --------------------------
                                Address for Notice:

                                ------------------------------------------------

                                ------------------------------------------------
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                                   EXHIBIT A
                                   ---------


1. Description of Interest to be Acquired Upon Exercise. A ___ % Interest, the holder of which shall have the rights and obligations of a Member other than the Investor.


2. Exercise in Part. The Interest Option shall be exercisable from time to time and in whole or in part, provided that any partial exercise shall be for an Interest having a purchase price of at least $50,000.00.


3. Adjustments. The Exercise Price and the Interests purchasable upon exercise of the Interest Option shall be subject to adjustment, as determined in good faith by the Management Committee, from time to time as set forth in this Section.

          A. Creation of Interests. In the event that at any time or from time to time the Company shall create additional Interests, then the percentage Interest purchasable upon exercise of the Interest Option shall be adjusted appropriately to reflect the dilutive effect of the creation of the additional Interest.

          B. Reorganization. If the Company shall consolidate or merge with or into another company or corporation, then the holder hereof shall have the right to receive upon exercise of the Interest Option such Interest and other assets, properties or securities which such holder would have been entitled to receive upon or as a result of such consolidation or merger had the Interest Option been exercised immediately prior to such event, at an Exercise Price adjusted proportionately.

          C. Other Events. If any event occurs as to which the foregoing provisions of this Section 3 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Management Committee, fairly and adequately protect the purchase rights of the Interest Option in accordance with the essential intent and principles of the provisions hereof, then the Management Committee shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Management Committee, to protect such purchase rights.